Other Operating Income/(Expenses)	12 Months Ended
Dec. 31, 2017
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Other Operating Income/(Expenses)
7.	OTHER OPERATING INCOME/(EXPENSES)

Million US dollar	2017	2016	2015

Government grants	404	432	668
License income	65	65	73
Net (additions to)/reversals of provisions	(4)	(50)	(31)
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	154	37	20
Net rental and other operating income	235	248	302

	854	732	1032

Research expenses as incurred	276	244	207

The government grants relate primarily to fiscal incentives given by certain Brazilian states and Chinese provinces, based on the company’s operations and developments in those regions.

In 2017, the company expensed 276m US dollar in research, compared to 244m US dollar in 2016 and 207m US dollar in 2015. The spend focused on product innovations, market research, as well as process optimization and product development.